RYDEX SERIES FUNDS
                                               INVESTOR2 CLASS SHARES PROSPECTUS

                                                                     May 6, 2009

                                                               MONEY MARKET FUND
                                                    U.S. GOVERNMENT MONEY MARKET

                                                    (RYDEX INVESTMENTS(TM) LOGO)

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


MONEY MARKET FUND
U.S. Government Money Market Fund                                             2
DESCRIPTIONS OF PRINCIPAL RISKS                                               2
FUND PERFORMANCE                                                              3
FUND FEES AND EXPENSES                                                        4
MORE INFORMATION ABOUT THE FUND                                               5
SHAREHOLDER INFORMATION                                                       5
TRANSACTION INFORMATION                                                       5
BUYING FUND SHARES                                                            7
SELLING FUND SHARES                                                           8
EXCHANGING FUND SHARES                                                       10
ACCOUNT POLICIES                                                             11
DISTRIBUTION AND SHAREHOLDER SERVICES                                        12
DIVIDENDS AND DISTRIBUTIONS                                                  12
TAX INFORMATION                                                              13
MANAGEMENT OF THE FUND                                                       14
ADDITIONAL INFORMATION                                                       16

                               RYDEX SERIES FUNDS

                             INVESTOR2 CLASS SHARES



Rydex Series Funds (the "Trust") is a mutual fund complex offering a number of professionally managed investment portfolios (funds). This Prospectus describes the Investor2 Class Shares of the U.S. Government Money Market Fund (the "Fund"). The Fund is advised by PADCO Advisors, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor").


Investor2 Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain asset allocation investment programs. Investors may exchange Investor2 Class Shares of the Fund for shares of the Security Funds through their financial intermediary, directly through the web at www.securitybenefit.com, or over the phone. The Security Funds include each share class of Security Equity Fund (and each of its series); Security Income Fund (and each of its series); Security Large Cap Value Fund (and each of its series); and Security Mid Cap Growth Fund.


RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

     -   MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

     -   ARE NOT FEDERALLY INSURED

     -   ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

     -   ARE NOT BANK DEPOSITS

     -   ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

U.S. GOVERNMENT MONEY MARKET FUND

INVESTOR2 CLASS

FUND OBJECTIVE

The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. government securities. The Fund may also invest in Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity, and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:

     -    Credit Risk

     -    Income Risk

     -    Interest Rate Risk

     -    Stable Price Per Share Risk

Please see "Descriptions of Principal Risks" below for a discussion of each of the principal risks that apply to the Fund.

DESCRIPTIONS OF PRINCIPAL RISKS

CREDIT RISK - Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund pays) in the event of declining interest rates.

INTEREST RATE RISK- The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund-a means of achieving an overall Fund objective of principal safety-reduces the likelihood of price fluctuation.


STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

FUND PERFORMANCE

Because Investor2 Class Shares is a new share class, the following bar chart shows the performance of the Investor Class Shares of the Fund from year to year, and the following table shows the performance of the Investor Class Shares of the Fund as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

U.S. GOVERNMENT MONEY MARKET FUND

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE INVESTOR CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2008 THROUGH JUNE 30, 2008 IS 0.98%.*

[Insert Bar Chart]

1999   4.28%
2000   5.41%
2001   3.33%
2002   0.86%
2003   0.24%
2004   0.44%
2005   2.31%
2006   4.04%
2007   4.21%
2008   1.65%


* The performance shown is the performance of the Investor Class Shares of the Fund, which are not offered in this prospectus. However, the performance of the Fund's Investor2 Class Shares should be substantially similar to that of the Fund's Investor Class Shares because the expenses for each class are identical.


Highest Quarter Return               Lowest Quarter Return
(quarter ended 12/31/2000)   1.45%   (quarter ended 3/31/2004)   0.03%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2008)

                        Past 1   Past 5   Past 10
INVESTOR CLASS SHARES    Year     Years    Years
---------------------   ------   ------   -------
Return Before Taxes      1.65%    2.53%    2.67%

YIELD

Call 800.888.2461 for the Fund's current yield.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Investor2 Class Shares of the Fund.

                                                                               INVESTOR2 CLASS
                                                                               ---------------
SHAREHOLDER FEES(1)                                                                 None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES                                                                     0.50%
DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                   None
OTHER EXPENSES                                                                      0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                0.93%

1)   The Fund will impose a wire transfer charge of $20 on redemptions.

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in Investor2 Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example reflects your costs based on these assumptions.

                         1 Year   3 Years   5 Years   10 Years
                         ------   -------   -------   --------
INVESTOR2 CLASS SHARES     $95      $296      $515     $1,143

MORE INFORMATION ABOUT THE FUND:

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

INVESTING WITH RYDEX:

SHAREHOLDER INFORMATION

Investor2 Class Shares are offered directly through the Fund's transfer agent and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT


You will need to open a shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling 800.888.2461 or by simply downloading an application from the web at www.security benefit.com. For more information on opening an account, call 800.888.2461.


If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account.

MINIMUM AMOUNTS FOR ESTABLISHING ACCOUNTS

The minimum initial investment amount is $100.


There is a minimum investment amount of $20 for subsequent investments in the Fund. For more information about investment minimums for subsequent investments, please see "Purchase Procedures."


Rydex reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address to establish an account, although P.O. Box boxes are permitted for subsequent mailings. If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - You will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION


This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). On any day that the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE or as otherwise permitted by the U.S. Securities and Exchange Commission - the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and advance notice of early closings will be posted at www.securitybenefit.com.

Notwithstanding the foregoing, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a Business Day and the Federal Reserve Bank of New York or National Securities Clearing Corporation remains open. In addition, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a Business Day and/or adopt special hours of operation, advance notice of these events will be posted at www.securitybenefit.com.


TRANSACTION CUT-OFF TIMES


All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer. In order for your transaction to receive the current day's NAV, your order must be received no later than the time as of which the Fund calculates its NAV on that day. Any purchase that is sent to the transfer agent does not constitute a purchase order until the transfer agent receives correct payment by check, wire transfer or ACH. Your purchase order begins to accrue dividends on the Business Day after the Fund receives your purchase order and continues to accrue dividends through the Business Day the Fund receives a request to redeem your shares.


EARLY TRANSACTION CUT-OFF TIMES


On any day that the Fund calculates NAV earlier than normal, as described below, the transfer agent reserves the right to advance the time on that day by which shareholder transaction orders must be received.


CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

The Fund calculates its NAV by:

-    Taking the current market value of its total assets

-    Subtracting any liabilities

-    Dividing that amount by the total number of shares owned by shareholders


The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.888.2461 or visit the web site - www.securitybenefit.com.


The Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees.

More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

BUYING FUND SHARES


The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, the Fund and the distributor reserve the right to reject or refuse, in whole or in part, any purchase order for Fund shares, within 72 hours of receiving the purchase order. Purchase orders, like any other share transaction, will be processed at the NAV next determined after your purchase order is received in good order.


PURCHASE PROCEDURES


The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail or fax and send purchase proceeds by check, wire transfer or electronic funds transfer. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of the Fund's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.


Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:


                       INITIAL PURCHASE              SUBSEQUENT PURCHASES
                ----------------------------  ----------------------------------
BY MAIL         Complete the account          Send written purchase instructions
IRA AND OTHER   APPLICATION..                 that include:
RETIREMENT      - MAKE SURE YOUR INVESTMENT   - YOUR NAME
ACCOUNTS          MEETS THE ACCOUNT MINIMUM.  - YOUR SHAREHOLDER ACCOUNT NUMBER
REQUIRE                                       - THE FUND(S) YOU WANT TO
ADDITIONAL                                      PURCHASE.
PAPERWORK.

                  Make your check payable to Security Distributors, Inc.
            Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
             Include the name of the Fund(s) you want to purchase on your check.

                  Mail your application and      Mail your written purchase
                         check to:                instructions and check to:

                                      MAILING ADDRESS
                                Security Distributors, Inc.
                                      P.O. Box 750525
                                   Topeka, KS 66675-0525

                       INITIAL PURCHASE              SUBSEQUENT PURCHASES
                ----------------------------  ----------------------------------
BY WIRE         Submit new account            Be sure to designate in your wire
                paperwork, and call           instructions the Fund(s) you want
                800.888.2461 to obtain your             to purchase.
                account number.
NATIONAL SALES
CENTER PHONE    - MAKE SURE YOUR INVESTMENT
NUMBER:           MEETS THE ACCOUNT MINIMUM.
800.888.2461
                You will receive a confirmation number to verify that your purchase order has been accepted.

                IF YOU DO NOT NOTIFY THE NATIONAL SALES CENTER OF THE INCOMING
                WIRE, YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE
                BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                       INITIAL PURCHASE              SUBSEQUENT PURCHASES
                ----------------------------  ----------------------------------
BY AUTOMATIC    Not available for initial     SUBSEQUENT PURCHASES MADE VIA
BANK            purchases.                    AUTOMATIC BANK DRAFT MUST BE A
DRAFT                                         MINIMUM OF $20. To make a
                                              subsequent purchase, fax written
                                              purchase instructions that
                                              include:

                                              - YOUR NAME
                                              - YOUR SHAREHOLDER ACCOUNT NUMBER
                                              - THE FUND(S) YOU WANT TO PURCHASE
                                              - BANK INFORMATION (IF NOT ON
                                                RECORD).


CANCELLED PURCHASE ORDERS

Your purchase order will ordinarily be cancelled under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent does not receive your wire transfer

     -    if the transfer agent does not receive your automatic bank draft

     -    if your bank does not honor your automatic bank draft


IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through the Fund's transfer agent directly. The Fund also offers you the option to send redemption orders by:

               MAIL                   STANDARD DELIVERY
                                      Security Distributors, Inc.
                                      P.O. Box 750525
                                      Topeka, KS 66675-0525

             TELEPHONE                800.888.2461 (not available for retirement accounts)
(FOR REDEMPTIONS LESS THAN $25,000)

             INTERNET                 Follow the directions on the web at www.securitybenefit.com

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell


     - whether you want your sale proceeds sent to you by check, wire or automatic bank draft (a new alternate payee, a new address, or new wire instructions may require a signature guarantee)


     -    signature of account owner(s) (not required for telephone redemptions)


You may only place a redemption order if you are the registered owner of the account or the registered owner has given the transfer agent written authorization to allow you to make redemptions from the account.


DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS


Your redemption proceeds normally will be sent within seven days of the transfer agent receiving a valid redemption request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR AUTOMATIC BANK DRAFT (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL YOUR PURCHASE HAS CLEARED. IT WILL TAKE 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING, MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.


SIGNATURE GUARANTEES


Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. For joint accounts, both signatures must be guaranteed. You may not use fax to transmit a signature guarantee to the Fund.


REDEEMING SHARES BY DRAFT WRITING

If you hold shares directly, you may redeem shares from the Fund by writing drafts for $100 or more on your existing account. The drafts may be made payable to any person or entity and your account will continue to earn dividends until the draft clears. Drafts may not be used for electronic funds transfers (I.E., electronic bill payments or ACH). If your balance in the Fund is insufficient to cover the amount of your draft, the transfer agent will return it as insufficient funds.

Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a draft to close your account. There is no fee for the draft writing privilege, but if payment on a draft is stopped upon your request, or if the draft cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your draft for payment. You may also be charged a $25 fee for any draft that cannot be honored due to insufficient funds. The Fund may suspend the draft writing privilege at any time.


EXCHANGING FUND SHARES


As described herein, an exchange is when you sell shares of the Fund and use the proceeds from that sale to purchase shares of a Security Fund. Investors may make exchanges on any Business Day of the Fund for shares of any Security Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. See "Exchanges with Security Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through the transfer agent directly. The Fund also offers you the option to send exchange requests by:

   MAIL     STANDARD DELIVERY
            Security Distributors, Inc.
            P.O. Box 750525
            Topeka, KS 66675-0525

   FAX      785.368.1772

TELEPHONE   800.888.2461

 INTERNET   Follow the directions on the web at www.securitybenefit.com


Whether you transmit your exchange request by mail, fax, telephone, or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)


You may only place exchange orders if you are the registered owner of the account or the registered owner has given the Fund's transfer agent written authorization to allow you to trade the account.


EXCHANGES WITH SECURITY FUNDS

On any Business Day, investors may make exchanges of the Fund for shares of any Security Fund, which are offered in a separate prospectus. IF YOU ARE CONTEMPLATING AN EXCHANGE OF SHARES OF THE FUND FOR SHARES OF A SECURITY FUND, YOU SHOULD OBTAIN AND REVIEW THAT SECURITY FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You may obtain a prospectus for any Security Fund by calling 800.888.2461 or visiting the web at www.securitybenefit.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.



The Fund provides accounts for U.S. citizens and resident aliens and will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold shares of the Fund through a financial intermediary, subject to that financial intermediary's requirements.


Customer identification and verification are part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT


For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the web at www.securitybenefit.com or call 800.888.2461. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.


TRANSACTIONS OVER TELEPHONE OR INTERNET


Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and the authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, is responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach the National Sales Center by telephone or to access the internet site - www.securitybenefit.com. The Fund will not be liable for any losses resulting from a cause over which the Fund does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach the National Sales Center by your regular medium, consider sending written instructions.


STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions.


1(800) 888-2461

You may access information about the Fund and your account anytime by calling
800.888.2461. This automated line gives you telephone access to Fund information including NAVs, daily factors, Fund assets and distributions as well as balance and history information on your account.

SERVICE AND OTHER FEES


The transfer agent may charge the following administrative fees for services associated with the following:

     -    $20 for wire transfers of redemption proceeds

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $20 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or automatic bank drafts

     - The transfer agent reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

The transfer agent reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, SEP, Simple, Roth IRA, and 403(b) accounts, are charged an annual $10 maintenance fee, which is deducted from your account on a day determined by the transfer agent during the last quarter of each calendar year. In lieu of this fee being deducted from your account you may pay the fee by sending a check.


RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Fund. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Fund and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Your purchase order begins to accrue dividends on the Business Day after the Fund receives your purchase order and continues to accrue dividends through the Business Day the Fund receives a request to redeem your shares. The Fund will declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS


Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. The Fund does not expect to make distributions that will be treated as qualified dividend income.

     - Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS


EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a Security Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR


PADCO Advisors, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Fund since its inception.


The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee for the fiscal year ended March 31, 2008 at an annualized rate based on the average daily net assets of the Fund, as set forth below:

FUND                           ADVISORY FEE
----                           ------------
U.S. GOVERNMENT MONEY MARKET      0.50%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2007 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2007 Semi-Annual Report to Shareholders, which covers the period April 1, 2007 to September 30, 2007.


PORTFOLIO MANAGEMENT


The Fund is managed by a team of investment professionals, and on a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the Fund.


Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as CIO of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, all of which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed the Fund since its inception.


Michael J. Dellapa, CFA, CAIA, Director of Alternative Investment Strategies - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Multi-Hedge Strategies Fund, which is offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed the Fund since 2003.


Ryan A. Harder, CFA, Senior Portfolio Manager- Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed the Fund since March


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

ADDITIONAL INFORMATION


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED MAY 6, 2009. THE SAI HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE U.S. SECURITIES AND EXCHANGE COMMISSION MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE U.S. SECURITIES AND EXCHANGE COMMISSION PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY EMAILING THE U.S. SECURITIES AND EXCHANGE COMMISSION AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.888.2461, VISITING THE WEB AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THEIR LAST FISCAL YEAR.


NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S U.S. SECURITIES AND EXCHANGE COMMISSION REGISTRATION NUMBER IS 811-07584.

(RYDEX INVESTMENTS(TM) LOGO)

9601 Blackwell Road
Suite 500
Rockville, MD 20850
800.820.0888
www.rydexinvestments.com

MMI2-0509x0809

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS


This Statement of Additional Information ("SAI") relates to Investor2 Class Shares of the following series (the "Fund" or the "Money Market Fund") of Rydex Series Funds (the "Trust"):

                        U.S. GOVERNMENT MONEY MARKET FUND


This SAI is not a prospectus. It should be read in conjunction with the Fund's prospectus for the Investor2 Class Shares dated May 6, 2009 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. Copies of the Fund's Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Fund's financial statements for the fiscal year ended March 31, 2008 are included in the Trust's Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. In addition, the Fund's unaudited financial statements for the fiscal period from April 1, 2008 to September 30, 2008 are included in the Trust's Semi-Annual Report to Shareholders, which has been filed with the SEC and is incorporated herein by reference.


                       The date of this SAI is May 6, 2009

GENERAL INFORMATION ABOUT THE TRUST.......................................     1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS..........................     1
DESCRIPTION OF THE MONEY MARKET FUND......................................    10
INVESTMENT RESTRICTIONS...................................................    10
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    11
MANAGEMENT OF THE TRUST...................................................    14
PRINCIPAL HOLDERS OF SECURITIES...........................................    27
DETERMINATION OF NET ASSET VALUE..........................................    28
PURCHASE AND REDEMPTION OF SHARES.........................................    29
DIVIDENDS, DISTRIBUTIONS, AND TAXES.......................................    30
OTHER INFORMATION.........................................................    33
COUNSEL...................................................................    35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    35
CUSTODIAN.................................................................    35
FINANCIAL STATEMENTS......................................................    36
APPENDIX A - DESCRIPTION OF BOND RATINGS..................................   A-1
APPENDIX B - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES.......   B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (I.E., funds) and different classes of shares, and additional series and/or classes of shares may be created from time to time. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The Fund is an open-end management investment company. Currently, the Trust consists of fifty-six (56) separate funds and issues a combination of Investor Class Shares, Investor2 Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares and/or H-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales charge is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectus. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes."

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

The Fund's investment objective and principal investment strategies are described in the Fund's Prospectus. The investment objective of the Fund is a fundamental policy and cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares.

Portfolio management is provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc., operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Fund discussed below and in the Fund's Prospectus may, consistent with the Fund's investment objectives and limitations, be used by the Fund if, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives. The following information supplements, and should be read in conjunction with the Prospectus.


CORPORATE DEBT SECURITIES. The Fund may invest in corporate debt securities that at the time of purchase are rated in the top two rating categories by any two Nationally Recognized Statistical Rating Organizations, or "NRSROs" (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality.


Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

DEBT SECURITIES ISSUED BY THE INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT ("WORLD BANK"). The Fund may invest in debt securities issued by the World Bank. Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in "non-core" currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

EQUITY SECURITIES

The Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.


     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.


- WARRANTS. As a matter of non-fundamental policy, the Fund does not invest in warrants. However, the Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Fund generally intends to hold such warrants until they expire. The Fund, however, reserves the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


ILLIQUID SECURITIES

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 10% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Advisor.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. The Fund may not lend more than 10% of its total assets. The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

The Trust anticipates that investors in the Fund will frequently purchase and/or redeem shares of the Fund as part of an asset allocation investment strategy. The nature of the Fund as an asset allocation tool will cause the Fund to experience substantial portfolio turnover. Because the Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Fund will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests because such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Fund does not expect to engage, under normal circumstances, in repurchase agreements with respect to more than 33 1/3% of its total assets.


REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

SWAP AGREEMENTS

The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Most swap agreements (but generally not credit default swaps) entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the High Yield Strategy Fund, Inverse High Yield Strategy Fund, or Absolute Return Strategies Fund is selling credit protection, the default of a third party issuer.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.


TIME DEPOSITS AND EURODOLLAR TIME DEPOSITS. The Fund may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United

States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

DESCRIPTION OF THE MONEY MARKET FUND

The Fund seeks to provide security of principal, high current income, and liquidity. The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. government securities.

The Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable NAV. All securities purchased by the Fund must have remaining maturities of 397 days or less. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund, and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund shall not:

1. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

2. Lend its portfolio securities in excess of 15% of the Fund's total assets. Any loans of the Fund's portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

3. Issue senior securities, except as permitted by the Fund's investment objectives and policies.

4.   Write or purchase put or call options.

5. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

6. Mortgage, pledge, or hypothecate the Fund's assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Fund at the time of the borrowing.

7. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

The Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or
     (F),if such fund is an Essential Portfolio Underlying Fund or an Alternative Strategies Allocation Underlying Fund (the Rydex Essential Portfolio Funds and Rydex Alternative Strategies Allocation Fund, which are funds of funds, are described in a separate Rydex Series Funds Statement of Additional Information dated August 1, 2008).

4. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof) without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended March 31, 2006, 2007, and 2008, the Fund paid the following brokerage commissions:


                                                         AGGREGATE BROKERAGE
                       FUND      AGGREGATE BROKERAGE      COMMISSIONS DURING      AGGREGATE BROKERAGE
                    INCEPTION     COMMISSIONS DURING       FISCAL YEAR ENDED      COMMISSIONS DURING
FUND NAME              DATE     FISCAL YEAR ENDED 2006           2007           FISCAL YEAR ENDED 2008
---------           ---------   ----------------------   --------------------   ----------------------
Money Market Fund   12/1/1993             $0                      $0                      $0


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Sub-Advisor with research services. The Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers or the NASD) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's fiscal year ended March 31, 2008, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Fund's shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Fund's objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended March 31, 2006, 2007, and 2008, the Fund did not pay any brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2008, the Fund held the following securities of the Trust's "regular brokers and dealers:"


                                                     TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME             FULL NAME OF BROKER/DEALER          REGULAR BROKER-DEALER HELD
---------           ------------------------------   ------------------------------------
Money Market Fund   Lehman Brothers Holdings, Inc.                $75,802,718
                     Mizuho Financial Group, Inc.                 $51,716,984
                            Morgan Stanley                        $10,774,372


MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


                           POSITION(S) HELD                                                NUMBER OF
                                 WITH                                                    PORTFOLIOS IN
                            THE TRUST, TERM                                               FUND COMPLEX
      NAME, ADDRESS          OF OFFICE AND                                                  OVERSEEN
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)            BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS               OFFICER**           BY TRUSTEE
------------------------  -----------------  ------------------------------------------  -------------  ------------------------
                                                      INTERESTED TRUSTEES*

Michael P. Byrum (38)     Trustee from       PADCO ADVISORS, INC.:                            159       None
                          2005 to present.   Director from January 2008 to present;
                                             Chief Investment Officer from August 2006
                                             to present; President from May 2004 to
                                             present; Secretary from December 2002 to
                                             present; Chief Operating Officer of PADCO
                                             Advisors, Inc., from October 2003 to May
                                             2004; and Executive Vice President from
                                             December 2002 to May 2004

                           POSITION(S) HELD                                                NUMBER OF
                                 WITH                                                    PORTFOLIOS IN
                            THE TRUST, TERM                                               FUND COMPLEX
      NAME, ADDRESS          OF OFFICE AND                                                  OVERSEEN
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)            BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS               OFFICER**           BY TRUSTEE
------------------------  -----------------  ------------------------------------------  -------------  ------------------------
                                             PADCO ADVISORS II, INC.:
                                             Director from January 2008 to present;
                                             Chief Investment Officer from August 2006
                                             to present; President from May 2004 to
                                             present; Secretary from December 2002 to
                                             present; Chief Operating Officer of PADCO
                                             Advisors II, Inc., from December 2003 to
                                             May 2004; and Executive Vice President
                                             from December 2002 to May 2004

                                             RYDEX ADVISORY SERVICES:
                                             President from August 2004 to present

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             President and Secretary from October 2003
                                             to April 2007

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             President and Secretary from October 2003
                                             to April 2007

                                             RYDEX DISTRIBUTORS, INC.:
                                             Secretary from December 2001 to May 2004;
                                             Executive Vice President from December
                                             2002 to May 2004; and Chief Operating
                                             Officer from December 2003 to May 2004

                                             RYDEX FUND SERVICES, INC.:
                                             Secretary from December 2002 to present;
                                             Executive Vice President from December
                                             2002 to August 2006; and Chief Operating
                                             Officer from December 2003 to May 2004

                                             RYDEX HOLDINGS, INC.:
                                             Secretary from December 2005 to present
                                             and Executive Vice President from December
                                             2005 to August 2006

                                             ADVISOR RESEARCH CENTER, INC.:

                           POSITION(S) HELD                                                NUMBER OF
                                 WITH                                                    PORTFOLIOS IN
                            THE TRUST, TERM                                               FUND COMPLEX
      NAME, ADDRESS          OF OFFICE AND                                                  OVERSEEN
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)            BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS               OFFICER**           BY TRUSTEE
------------------------  -----------------  ------------------------------------------  -------------  ------------------------
                                             Secretary from May 2006 to present and
                                             Executive Vice President from May 2006 to
                                             August 2006

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Director and Secretary from September 2005
                                             to present

Carl G. Verboncoeur (56)  Trustee from       PADCO ADVISORS, INC.:                            159       None
                          2004 to present;   Director from January 2008 to January
                          President from     2009; Chief Executive Officer from October
                          2003 to present;   2003 to January 2009; Executive Vice
                          Vice President     President of from December 2002 to October
                          from 1997 to       2003; President from October 2003 to May
                          present; and       2004; and Treasurer from December 2002 to
                          Treasurer from     January 2009
                          1997 to 2003.
                                             PADCO ADVISORS II, INC.
                                             Director from January 2008 to January
                                             2009; Chief Executive Officer from
                                             December 2003 to January 2009 Executive
                                             Vice President from December 2002 to
                                             December 2003; President from December
                                             2002 to May 2004; and Treasurer from
                                             December 2003 to January 2009

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             Treasurer from October 2003 to April 2007,
                                             and Executive Vice President from October
                                             2003 to August 2006

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             Treasurer from October 2003 to April 2007,
                                             and Executive Vice President from October
                                             2003 to August 2006

                                             RYDEX ADVISORY SERVICES:
                                             Chief Executive Officer from August 2004
                                             to January 2009

                                             RYDEX DISTRIBUTORS, INC.:
                                             President and Chief Executive Officer from
                                             December 2003 to January 2009;

                           POSITION(S) HELD                                                NUMBER OF
                                 WITH                                                    PORTFOLIOS IN
                            THE TRUST, TERM                                               FUND COMPLEX
      NAME, ADDRESS          OF OFFICE AND                                                  OVERSEEN
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)            BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS               OFFICER**           BY TRUSTEE
------------------------  -----------------  ------------------------------------------  -------------  ------------------------
                                             Treasurer from December 2002 to present;
                                             Executive Vice President from December
                                             2002 to December 2003; and Vice President
                                             from December 2001 to December 2002

                                             RYDEX FUND SERVICES, INC.:
                                             Chief Executive Officer from December 2003
                                             to January 2009; President and Treasurer
                                             from December 2002 to present; and
                                             Executive Vice President from December
                                             2001 to December 2002

                                             RYDEX HOLDINGS, INC.:
                                             Executive Advisor from January 2009 to
                                             present; Chief Executive Officer,
                                             President and Treasurer from December 2005
                                             to January 2009

                                             ADVISOR RESEARCH CENTER, INC.:
                                             Chief Executive Officer, President and
                                             Treasurer from May 2006 to January 2009

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Chief Executive Officer, Director and
                                             Treasurer from September 2005 to January
                                             2009

                                                      INDEPENDENT TRUSTEES

Corey A. Colehour (63)    Trustee from       Retired from August 2006 to present.             159       None
                          1993 to present;   President and Senior Vice President of
                          and Member of      Schield Management Company (registered
                          the Audit and      investment adviser) from 2003 to 2006
                          Governance and
                          Nominating
                          Committees from
                          1995 to present.

J. Kenneth Dalton (68)    Trustee from       Retired                                          159       None
                          1995 to present;
                          Member of the

                           POSITION(S) HELD                                                NUMBER OF
                                 WITH                                                    PORTFOLIOS IN
                            THE TRUST, TERM                                               FUND COMPLEX
      NAME, ADDRESS          OF OFFICE AND                                                  OVERSEEN
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)            BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS               OFFICER**           BY TRUSTEE
------------------------  -----------------  ------------------------------------------  -------------  ------------------------
                          Governance
                          and Nominating
                          Committee from
                          1995 to present;
                          and Chairman of
                          the Audit
                          Committee from
                          1997 to present.

John O. Demaret (69)      Trustee from       Retired                                          159       None
                          1997 to present;
                          Chairman of the
                          Board from 2006
                          to present; and
                          Member of the
                          Audit and
                          Governance and
                          Nominating
                          Committees from
                          1997 to present.

Werner E. Keller (68)     Trustee and        Founder and President of Keller Partners,        159       None
                          Member of the      LLC (registered investment adviser) from
                          Audit and          2005 to present; and Retired from 2001 to
                          Governance and     2005
                          Nominating
                          Committees from
                          2005 to present.

Thomas F. Lydon (49)      Trustee and        President of Global Trends Investments           159       Board of Directors of US
                          Member of the      (registered investment adviser) from 1996                  Global Investors since
                          Audit and          to present                                                 April 1995
                          Governance and
                          Nominating
                          Committees from
                          2005 to present.

                           POSITION(S) HELD                                                NUMBER OF
                                 WITH                                                    PORTFOLIOS IN
                            THE TRUST, TERM                                               FUND COMPLEX
      NAME, ADDRESS          OF OFFICE AND                                                  OVERSEEN
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)            BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS               OFFICER**           BY TRUSTEE
------------------------  -----------------  ------------------------------------------  -------------  ------------------------
Patrick T. McCarville     Trustee from       Chief Executive Officer of Par Industries,       159       None
(66)                      1997 to present;   Inc., d/b/a Par Leasing from 1977 to
                          Chairman of the    present
                          Governance and
                          Nominating
                          Committee from
                          1997 to present;
                          and Member of
                          the Audit
                          Committee from
                          1997 to present.

Roger Somers (64)         Trustee from       Founder and Chief Executive Officer of           159       None
                          1993 to present;   Arrow Limousine from 1965 to present
                          and Member of
                          the Audit and
                          Governance and
                          Nominating
                          Committees from
                          1995 to present.

                                                              OFFICERS

Nick Bonos (45)           Vice President     Senior Vice President of Fund Services of        159       Not Applicable
                          and Treasurer      PADCO Advisors, Inc. from August 2006 to
                          from 2003 to       present; Senior Vice President of Rydex
                          present.           Fund Services, Inc. from December 2003 to
                                             August 2006; Vice President of Accounting,
                                             Rydex Fund Services, Inc. from 2001 to
                                             2003; and Chief Financial Officer and
                                             Manager of Rydex Specialized Products, LLC
                                             from September 2005 to present

Joanna M. Haigney (42)    Chief Compliance   Chief Compliance Officer of PADCO                159       Not Applicable
                          Officer from       Advisors, Inc. and PADCO Advisors II, Inc.
                          2004 to present;   from May 2005 to present and Rydex Capital
                          and Secretary      Partners I, LLC and Rydex Capital Partners
                          from 2000 to       II, LLC from August 2006 to April 2007;
                          present.           Vice President of Compliance of PADCO

                           POSITION(S) HELD                                                NUMBER OF
                                 WITH                                                    PORTFOLIOS IN
                            THE TRUST, TERM                                               FUND COMPLEX
      NAME, ADDRESS          OF OFFICE AND                                                  OVERSEEN
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)            BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS               OFFICER**           BY TRUSTEE
------------------------  -----------------  ------------------------------------------  -------------  ------------------------
                                             Advisors, Inc., from August 2006 to
                                             present; Assistant Secretary of Rydex
                                             Distributors, Inc. from December 2001 to
                                             December 2003; and Vice President of Rydex
                                             Distributors, Inc. from December 2003 to
                                             May 2004 and Rydex Fund Services, Inc.
                                             from December 2001 to August 2006

Joseph Arruda (41)        Assistant          Vice President of PADCO Advisors, Inc. and       159       Not Applicable
                          Treasurer from     PADCO Advisors II, Inc. from 2004 to
                          2006 to present.   present; Director of Accounting of PADCO
                                             Advisors, Inc. and PADCO Advisors II, Inc.
                                             from 2003 to 2004; Vice President of
                                             Mutual Funds, State Street Bank & Trust
                                             from 2000 to 2003

Paula Billos (33)         Controller from    Director of Fund Administration of PADCO         159       Not Applicable
                          2006 to present.   Advisors, Inc. and PADCO Advisors II, Inc.
                                             from 2001 to present



* Messrs. Verboncoeur and Byrum are "interested" persons of the Trust, as that term is defined in the 1940 Act by virtue of their affiliation with the Fund's Advisor.



** The "Fund Complex" consists of the Trust, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:




     AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee 4 times in the most recently completed fiscal year.

     GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board;
     (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees;
     (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee. Prior to August 27, 2008, the Governance Committee was combined with the Trust's Nominating Committee and operated under the name "Governance and Nominating Committee." The Governance and Nominating Committee was composed of each of the independent trustees of the Trust. For the most recently completed Trust fiscal year, the Governance and Nominating Committee met once.

     NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee. Prior to August 27, 2008, the Nominating Committee was combined with the Trust's Governance Committee. and operated under the name "Governance and Nominating Committee." The Governance and Nominating Committee was composed of each of the independent trustees of the Trust. For the most recently completed Trust fiscal year, the Governance and Nominating Committee met once.


     FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. With the exception of those listed below, none of the Trustees beneficially owned shares of the Fund as of December 31, 2008. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                     AGGREGATE DOLLAR
                                                                    RANGE OF SHARES IN
                                                                     ALL RYDEX FUNDS
                                            DOLLAR RANGE OF FUND   OVERSEEN BY TRUSTEE
         NAME               FUND NAME            SHARES (1)              (1, 2)
---------------------   -----------------   --------------------   -------------------
                                  INTERESTED TRUSTEES

Michael P. Byrum        Money Market Fund           None            $50,001 - $100,000
Carl G. Verboncoeur     Money Market Fund           None              Over $100,000

                                 INDEPENDENT TRUSTEES

Corey A. Colehour       Money Market Fund           None            $10,001 - $50,000
J. Kenneth Dalton       Money Market Fund     $10,001 - $50,000     $10,001 - $50,000
John O. Demaret         Money Market Fund       Over $100,000         Over $100,000
Thomas F. Lydon         Money Market Fund           None                   None
Werner E. Keller        Money Market Fund       Over $100,000         Over $100,000
Patrick T. McCarville   Money Market Fund           None            $10,001 - $50,000
Roger J. Somers         Money Market Fund           None              Over $100,000

(1)  Information provided is as of December 31, 2008.

(2) Includes Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended March 31, 2008:

                                                 PENSION OR
                            AGGREGATE        RETIREMENT BENEFITS   ESTIMATED ANNUAL         TOTAL
                        COMPENSATION FROM    ACCRUED AS PART OF      BENEFITS UPON    COMPENSATION FROM
   NAME OF TRUSTEE            TRUST           TRUST'S EXPENSES        RETIREMENT        FUND COMPLEX *
---------------------   -----------------   --------------------   ----------------   -----------------
INTERESTED TRUSTEES**

Michael P. Byrum             $     0                 $0                   $0               $      0
Carl G. Verboncoeur          $     0                 $0                   $0               $      0

INDEPENDENT TRUSTEES

Corey A. Colehour            $51,300                 $0                   $0               $110,000
J. Kenneth Dalton            $56,100                 $0                   $0               $120,000
John O. Demaret              $65,600                 $0                   $0               $140,000
Werner E. Keller             $51,300                 $0                   $0               $110,000
Thomas F. Lydon              $51,300                 $0                   $0               $110,000
Patrick T. McCarville        $53,600                 $0                   $0               $115,000
Roger J. Somers              $51,300                 $0                   $0               $110,000

* Represents total compensation for service as Trustee of the Trust, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.

** Messrs. Verboncoeur and Byrum are Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Fund's Advisor. As officers of the Advisor, they do not receive compensation from the Trust.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1, the Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to the Fund pursuant to an advisory contract with the Trust. PADCO Advisors, Inc. was incorporated in the State of Maryland on February 5, 1993. PADCO Advisors, Inc., together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor").


On January 18, 2008, Security Benefit Corporation and Security Benefit Life Insurance Company (together "Security Benefit") acquired Rydex Holdings, Inc., the Advisor's parent company, together with several other Rydex entities. As a result, the Advisor has undergone a change of control and is now a subsidiary of Security Benefit. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.


Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement") the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Fund, in accordance with the investment objectives, policies and limitations of the Fund, and oversees the day-to-day operations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. As of April 1, 2009, assets under management of the Advisor and its affiliates were approximately $12.9 billion. Pursuant to the Advisory Agreement, the Fund pays the Advisor at an annual rate based on the average daily net assets for the Fund, as set forth below. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

For the fiscal years ended March 31, 2006, 2007, and 2008, the Fund paid the following advisory fees to the Advisor:

                       FUND                     ADVISORY FEES     ADVISORY FEES    ADVISORY FEES PAID
                    INCEPTION                  PAID FOR FISCAL   PAID FOR FISCAL     FOR FISCAL YEAR
FUND NAME              DATE     ADVISORY FEE   YEAR ENDED 2006   YEAR ENDED 2007       ENDED 2008
---------           ---------   ------------   ---------------   ---------------   ------------------
Money Market Fund   12/1/1993       0.50%         $7,266,999        $6,601,467         $6,156,108

The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS


This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:




                     REGISTERED INVESTMENT           OTHER POOLED
                        COMPANIES(1, 2)         INVESTMENT VEHICLES(1)         OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ---------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
       NAME         ACCOUNTS    TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS     TOTAL ASSETS
----------------   ---------   -------------   ---------   ------------   ---------   ---------------
Michael P. Byrum      152      $10.6 billion       0            N/A           1         < $5 million
Michael Dellapa       152      $10.6 billion       0            N/A           7         < $5 million
Ryan Harder           152      $10.6 billion       0            N/A           5         < $5 million

(1)  Information provided is as of March 31, 2009.

(2) On March 31, 2009, the portfolio managers managed two registered investment companies, the Rydex Series Funds Multi-Cap Core Equity Fund (now the Rydex Series Funds Global 130/30 Strategy Fund) and Rydex Variable Trust Multi-Cap Core Equity Fund, that were subject to a performance based advisory fee. The two Funds had $16.6 million in assets under management as of December 31, 2008.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.


COMPENSATION. The Adviser's portfolio managers' compensation consists of three components: (1) base compensation, (2) annual incentive, and (3) long-term incentive.

A portfolio manager's base compensation is reviewed and fixed annually. The Adviser seeks to maintain base salary and incentive plans that will attract and retain highly qualified investment professionals. National surveys of financial services and investment management markets are used to identify market practices regarding salary levels to assist in developing portfolio manager compensation and performance expectation benchmarks.

A portfolio manager is eligible for an annual discretionary incentive award based upon business results and profitable growth. This plan creates a pool of dollars funded through a percentage of the business unit's revenue, net of commissions. Individual awards are determined based upon individual contribution and results against pre-established goals. The funding level of the pool and individual target opportunities are determined based upon role and level of responsibility as benchmarked against industry competitive data.

Selected Portfolio Managers are eligible for the Adviser's long-term incentive award. Under the long-term incentive plan, potential awards are made based on the Adviser's year-to-year net income growth over a three-year period.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

-------------------------------- --------------------------------------------- --------------------------------------
PORTFOLIO MANAGER                                 FUND NAME                        DOLLAR RANGE OF SHARES OWNED
-------------------------------- --------------------------------------------- --------------------------------------
Michael P. Byrum                      U.S. Government Money Market Fund                         $0
-------------------------------- --------------------------------------------- --------------------------------------
Michael Dellapa                       U.S. Government Money Market Fund                         $0
-------------------------------- --------------------------------------------- --------------------------------------
Ryan Harder                           U.S. Government Money Market Fund                    $1 - $10,000
-------------------------------- --------------------------------------------- --------------------------------------


THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer.

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Fund. The service fee contractual rate paid to the Servicer by the Fund is set forth in the table below.

For the fiscal years ended March 31, 2006, 2007, and 2008, the Fund paid the following service fees to the Servicer:

                                  ADMINISTRATIVE      ADMINISTRATIVE
                                SERVICE FEES PAID   SERVICE FEES PAID       ADMINISTRATIVE
                      FUND       FOR FISCAL YEAR     FOR FISCAL YEAR      SERVICE FEES PAID
                    INCEPTION         ENDED               ENDED         FOR FISCAL YEAR ENDED
FUND NAME             DATE             2006                2007                  2008
---------           ---------   -----------------   -----------------   ---------------------
Money Market Fund   12/1/1993      $2,906,800          $2,640,587             $2,462,443


Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Fund. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.


For the fiscal years ended March 31, 2006, 2007, and 2008, the Fund paid the following accounting service fees to the Servicer:

                                    ACCOUNTING          ACCOUNTING            ACCOUNTING
                                SERVICE FEES PAID   SERVICE FEES PAID   SERVICE FEES PAID FOR
                       FUND      FOR FISCAL YEAR     FOR FISCAL YEAR         FISCAL YEAR
                    INCEPTION         ENDED               ENDED                 ENDED
FUND NAME              DATE            2006                2007                  2008
---------           ---------   -----------------   -----------------   ---------------------
Money Market Fund   12/1/1993        $775,371            $732,665              $706,641


DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Service Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Fund or to the Fund's shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES


As of April 30, 2009, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Fund. Because, as of the date of this SAI, Investor2 Class Shares are new, there are no beneficial owners of 5% or more of the Investor2 Class Shares to report.

                                                                                                   PERCENTAGE OF
FUND                                            NAME                             ADDRESS             OWNERSHIP
----                           --------------------------------------   ------------------------   -------------
Money Market Fund - A-Class    First Clearing, LLC                      188 Cheshire Way                7.29%
Shares                         FBO Harvey Levenson                      Naples, FL 34110-4413

                               UBS Financial Services Inc.              188 Cheshire Way                5.97%
                               FBO Harvey Stuart Levenson               Naples, FL 34110-4413

Money Market Fund - Advisor    National Financial Services, LLC         200 Liberty Street             11.65%
Class Shares                   For The Benefit Of Our Customers         1 World Financial Center
                               Attn: Mutual Fund Dept. (5th Floor)      New York, NY 10281

                               Trust Company of America                 P.O. Box 6503                  15.64%
                               FBO 83/58                                Englewood, CO 80155

Money Market Fund - Investor   National Financial Svcs. Corp.           200 Liberty Street             23.58%
Class Shares                   For Exclusive Benefit Of Our Customers   New York, NY
                               Russ Lennon                              10281-9999


DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating Net Asset Value." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.


Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund is valued at fair value.


The Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the Fund sold the instrument. During such periods, the yield to investors in the Fund may differ some what from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant NAV of $1.00.

The Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Fund limit its investments to U.S. Dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based NAV, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans' Day, and as of May 27, 2008, the U.S. Government Bond Market will likely close early the business day before all holidays, as recommended by the Bond Market Association.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Fund's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

The Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Fund. Net income will be calculated immediately prior to the determination of NAV of the Fund.

The Board may revise the dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Fund. On occasion, in order to maintain a constant $1.00 NAV for the Fund, the Board may direct that the number of outstanding shares of the Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

As long as the Fund qualifies as a regulated investment company ("RIC") under Subchapter M of the Code, the Fund will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders. The Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.

Shareholders of the Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders of the Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations. Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Fund intends to maintain a stable $1.00 NAV, shareholders of the Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SWAPS AND OTHER COMPLEX SECURITIES

The Fund may invest in complex securities such as repurchase agreements and swaps. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, or the principal underwriter.

Information concerning the Fund's portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of December 31, 2008, the Fund discloses portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

          INDIVIDUAL/ENTITY             FREQUENCY        TIME LAG
          -----------------             ---------        --------
Morningstar                              Monthly    1-10 calendar days
Lipper                                   Monthly    1-10 calendar days
Bloomberg                                Monthly    1-10 calendar days
Thompson Financial                      Quarterly   1-10 calendar days
Standard & Poor's                       Quarterly   1-10 calendar days
Vickers Stock Research                  Quarterly   1-10 calendar days
Institutional Shareholder Services
   (formerly, Investor Responsibility
   Research Center)                       Weekly     1-5 business days

The Fund's Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund's Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to the Fund or class. All shares of the Fund are freely transferable.


As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.888.2461, or by writing to the Fund at P.O. Box 750525, Topeka, Kansas 66675-0525.


REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES


Shareholders may visit the web at www.securitybenefit.com or call 800.888.2461 to obtain information on account statements, procedures, and other related information.


COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and the Fund.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS


The Fund's audited financial statements for the fiscal year ended March 31, 2008, including notes thereto and the report of Ernst & Young LLP, and the Fund's unaudited financial statements for the fiscal period from April 1, 2008 to September 30, 2008, including notes thereto are incorporated by reference into this SAI. A copy of the Trust's 2008 Annual Report to Shareholders may be obtained by telephoning the transfer agent at 800.888.2461 or by visiting www.rydexinvestments.com

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION

PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  PROXY VOTING POLICIES AND PROCEDURES

A.   Proxy Voting Policies

Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

B.   Proxy Voting Procedures

Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the

"Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)    The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv)   The shareholder meeting date;

     (v)    A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)    A copy of this Policy;

     (ii)   Proxy Statements received regarding client securities;

     (iii)  Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)    Records of client requests for proxy voting information.

With respect to Rydex Investments' Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A.  Director Nominees in Uncontested Elections                      Vote With Mgt.
B.  Chairman and CEO is the Same Person                             Vote With Mgt.
C.  Majority of Independent Directors                               Vote With Mgt.
D.  Stock Ownership Requirements                                    Vote With Mgt.
E.  Limit Tenure of Outside Directors                               Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection   Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                  Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election              Vote With Mgt.
B.  Reimburse Proxy Solicitation                                    Vote With Mgt.

AUDITORS

A.  Ratifying Auditors                                              Vote With Mgt.

PROXY CONTEST DEFENSES

A.  Board Structure - Classified Board                              Vote With Mgt.
B.  Cumulative Voting                                               Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                    Vote With Mgt.

TENDER OFFER DEFENSES

A.  Submit Poison Pill for shareholder ratification                 Case-by-Case
B.  Fair Price Provisions                                           Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement
       To Amend the Charter or Bylaws                               Vote With Mgt.
D.  Supermajority Shareholder Vote Requirement                      Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A.  Confidential Voting                                             Vote With Mgt.
B.  Equal Access                                                    Vote With Mgt.
C.  Bundled Proposals                                               Vote With Mgt.

CAPITAL STRUCTURE

A.  Common Stock Authorization                                      Vote With Mgt.
B.  Stock Splits                                                    Vote With Mgt.
C.  Reverse Stock Splits                                            Vote With Mgt.
D.  Preemptive Rights                                               Vote With Mgt.
E.  Share Repurchase Programs                                       Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.  Shareholder Proposals to Limit Executive and
       Directors Pay                                                Case-by-Case
B.  Shareholder Ratification of Golden and Tin Parachutes           Vote With Mgt.
C.  Employee Stock Ownership Plans                                  Vote With Mgt.
D.  401(k) Employee Benefit Plans                                   Vote With Mgt.

STATE OF INCORPORATION

A.  Voting on State Takeover Plans                                  Vote With Mgt.
B.  Voting on Reincorporation Proposals                             Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.  Mergers and Acquisitions                                        Case-by-Case
B.  Corporate Restructuring                                         Vote With Mgt.
C.  Spin-Offs                                                       Vote With Mgt.
D.  Liquidations                                                    Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                           Vote With Mgt.